UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

___________________________

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

__________________________________________________________________

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a -12

TURTLE BEACH CORPORATION
(Name of Registrant as Specified in its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________________
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TURTLE BEACH CORPORATION

11011 Via Frontera, Suite A/B
San Diego, California 92127

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Turtle Beach Corporation (the “Company”), dated April 29, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, June 19, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about June 4, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 19, 2020

Dear Stockholders:

 Due to the continued public health impact of the coronavirus pandemic (COVID-19), NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Stockholders of Turtle Beach Corporation (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Friday, June 19, 2020 at 9:00 a.m. Pacific time.  The Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically.

 As described in the proxy materials for the Annual Meeting previously distributed, all holders of common stock as of April 20, 2020 (the “Record Date”) will be entitled to vote at the Annual Meeting. To be admitted to the virtual Annual Meeting at www.virtualshareholdermeeting.com/HEAR2020, you must enter the control number found on your proxy card or voting instruction form that you have previously received.  Once admitted to the Annual Meeting you may submit questions or vote during the Annual Meeting by following the instructions that will be available on the meeting website.

 It is important that you read the proxy materials previously distributed and we encourage you to vote your common stock promptly in advance of the Annual Meeting by one of the methods described in the proxy materials.  The proxy card included with the proxy materials that have been previously distributed will not be updated to reflect the change in location.  You may continue to use the proxy card to vote your common stock in connection with the Annual Meeting

By Order of the Board of Directors,

Juergen Stark
Chairman, Chief Executive Officer and President
June 4, 2020

The Annual Meeting on June 19, 2020 at 9:00 a.m. Pacific time is available at
www.virtualshareholdermeeting.com/HEAR2020. The Proxy Statement and the Company’s Form 10-K for the
2019 fiscal year are available at www.proxyvote.com. These materials are also available on the website at
https://corp.turtlebeach.com/.